UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21580

CORTINA FUNDS, INC.
(Exact name of registrant as specified in charter)

825 N. Jefferson St., Suite 400, Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

(414) 225-7365
Registrant's telephone number, including area code

Lori Hoch
825 N. Jefferson St., Suite 400
Milwaukee, WI  53202
(Name and address of agent for service)

Date of fiscal year end:  June 30

Date of reporting period: July 1, 2016 - December 31, 2016

Item 1.  Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

TABLE OF CONTENTS

Cortina Small Cap Growth Fund
Shareholder Letter	1
Portfolio Information	3
Cortina Small Cap Value Fund
Shareholder Letter	4
Portfolio Information	5
Disclosure of Fund Expenses	6
Schedule of Investment
Cortina Small Cap Growth Fund	7
Cortina Small Cap Value Fund	10
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights
Cortina Small Cap Growth Fund	15
Cortina Small Cap Value Fund - Institutional	16
Cortina Small Cap Value Fund - Investor	17
Notes to Financial Statements	18
Additional Information	22

Shareholder Letter

Cortina Small Cap Growth Fund	December 31, 2016 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

For the Cortina Small Cap Growth Fund the first half of Fiscal 2017 has been a strong period.  The market remained its positive direction and received a strong boost of stimulus from the U.S. Presidential Election which particularly favored small caps.  The Fund has outperformed the Russell 2000 Growth Index, its principal benchmark, over the past three, six and twelve month periods. With a mandate to find companies committed to growth, prospects for the domestic economy which could become increasingly unleashed provides a very constructive backdrop for the Fund.

It is now difficult to imagine the investment landscape and environment prior to the election because since the surprise results of the second Tuesday in November it has been so front and center across the entire financial market.  But in the early months of this fiscal six month period, the market was reacting positively to the Brexit vote.  Signs of enthusiasm emerged as small cap stocks were drastically outperforming large caps and the growth style was becoming back en vogue.  That was until the calendar turned to October and concerns over the prospects for U.S. economic growth, as well as upward pressure in interest rates, raised concerns and took stocks lower.  Fears of the end of the multi-year slow and steady recovery in stocks were present.

Then the election occurred and Donald Trump was elected.  Within hours of the vote, the fear of an unlikely outcome was ironically replaced with 'Hope and Change' optimism.  It did not take long for the market to recognize the incoming President as pro-business, anti-regulation and committed to raising the average American's participation within the global economy.  Trump's brand is of a can-do determination and with a legislative majority presumably prepared to facilitate changes in policy, it became easy to apply campaign rhetoric into brighter futures for many companies and industries.

From a sector perspective, a review of market performance over this six-month holding period, makes it easy to delineate who were the early winners and losers from the election.  Energy companies benefit from a new administration interested in domestic production of oil & gas, Banks prosper alongside the prospect of higher interest rates, Industrials and Materials thrive as Trump-the-Builder promises large scale public infrastructure projects and the U.S. consumer should have more money to spend if domestic employment goes higher and personal tax rates go lower.  Each of these sectors enjoyed double digit returns in our benchmark for the six months ended December 31.  Information Technology was also a double digit return sector and it remains the Fund's largest sector both in absolute as well as relative to the Russell 2000 Growth Index benchmark.

On the contrary, those industries which are often classified as 'yield proxies' were the weakest performers during the period.  Consumer Staples, Utilities and Telecom Services had been welcome places for investors to find yield in the form of dividends since low interest rates prevented the fixed income asset class from producing suitable income.  The abrupt move in interest rates, and the associated decline in bond prices, however, diminished the relative attractiveness of the yield proxies.  Finally some parts of the Health Care sector are languishing post-election.  President Trump has vigorously challenged what he sees as aggressive drug pricing practices and has put the industry on high alert that government intervention is looming.  Thankfully the Fund does not have exposure to clinical stage (pre-revenue) biotechnology stocks and has very little exposure to pharmaceuticals.  So despite one of the Fund's largest sector exposures having one of the worst aggregate returns in the market, our preference for revenue-generating medical technology and life sciences companies made the Health Care sector the Fund's single largest contributor to return.

OUTLOOK & PORTFOLIO POSITIONING
From a positioning perspective, our favorite sectors have a familiar look to them.  The Information Technology sector remains the Fund's largest sector exposure, both in absolute and relative to the benchmark.  We think we are early to some under discovered gems as four of the five largest IT positions are underneath $1 billion in market cap at present.  Broadly, the IT portion of the portfolio has significantly less exposure to software holdings versus years past.  Trends we are aiming to exploit are the consumption of video in an over-the-top fashion as well as tools necessary to assemble, design, inspect and test semiconductors which are getting increasingly smaller and difficult to handle.

Following a very constructive calendar year for the Energy sector, the Fund continues to have a sizable overweight exposure.  Commodity prices will always have a significant say in individual company/stock performance and prices for the most part respond to the supply-demand dynamics.  The supply side of the equation was recently influenced by the production cut agreed to at the November Organization of the Petroleum Exporting Countries ("OPEC") meeting.  The investments in the Fund not only enjoy a higher price deck but each has some company-specific initiatives to meaningfully expand their own internal production.

Health Care still remains a large position in the Fund.  With the exact future of the Affordable Care Act in limbo, it is sure to be an exciting industry for quarters to come.

Semi-Annual Report | December 31, 2016	1

Shareholder Letter

Cortina Small Cap Growth Fund	December 31, 2016 (Unaudited)

Relative to its benchmark, the Fund's underweight position is greatest in Real Estate and Consumer Discretionary.  It is common for us to have a bias against Real Estate, because we prefer companies who apply their cash flow to making their business better and real estate companies (REITs) are structurally required to distribute their taxable income as dividends.  Consumer Discretionary has been a challenging place to invest with the tectonic shift in the retail landscape caused by e-commerce but we are enthused to have recently found a few new investments which are insulated from this new reality.  Finally, the relative exposure to the Industrial sector is as low as it has been in some time since the aggressive move in the group following the election encouraged a healthy round of profit taking in an effort to limit the risk of any fiscal stimulus disappointment.

It is widely anticipated that the cards to be dealt to smaller, domestic companies (regulation, stimulus, protectionism, taxes) will be more beneficial relative to large corporations than at any time since the recession.  And this should engender business confidence which should/could unleash those animal spirits previously held at bay.  The latest results (December) from the National Federation of Independent Business (NFIB) survey  jumped for the seventh consecutive month to 105.8, placing the survey at its highest level in twelve years.  Interestingly, the survey asks what is "the single most important problem" that the participants are facing, and the two leading responses were taxes and government requirements both of which are likely easing.  As a result, the likely direction of policy is on the whole constructive for the U.S. economy, bullish for equities and bearish for bonds.

Investing involves risks, including loss of principal.

Yield proxy: A term generally used to describe equities such as consumer staples and utilities with safe, predictable returns, but have higher yields than much of the bond market

2	1-855-612-3936 | www.cortinafunds.com

Portfolio Information

Cortina Small Cap Growth Fund	December 31, 2016 (Unaudited)

Growth of $25,000 Investment (Unaudited)
For the period from September 30, 2011 (Inception) to December 31, 2016.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Growth Fund (the "Fund") will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Growth Index. It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2016
	6 Months	1 Year	3 Years	5 Years	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Growth Fund	18.84%	22.26%	1.31%	10.37%	12.52%	1.54%
Russell 2000® Growth Index	13.12%	11.32%	5.05%	13.74%	16.09%

*	The Fund's inception date is September 30, 2011.
**
Cortina Asset Management, LLC (the "Adviser") has contractually agreed to waive management fees and/or reimburse the Fund's operating expenses in order to limit the Fund's total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2017, subject thereafter to annual re-approval of the agreement by the Fund's Board of Directors.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations***

*** Percentages are based on Net Assets as of December 31, 2016. Holdings are subject to change.

Semi-Annual Report | December 31, 2016	3

Shareholder Letter

Cortina Small Cap Value Fund	December 31, 2016 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

For the year, the Cortina Small Cap Value Strategy posted double-digit absolute gains but underperformed its benchmark, as did 90% of active small value managers, according to Jefferies. The majority of the underperformance occurred prior to the Brexit vote in June and we believe this is no coincidence. Since the November election and the Brexit vote the strategy has delivered returns far more consistent with years past. Previous monetary policies may have rendered active management irrelevant for a period but it appears that tide has turned.

In the United States, 2016 will be remembered as the year Donald Trump surprised everyone. For economic historians, 2016 should be remembered as the year this cycle of radical monetary policy ended. The Brexit vote effectively ended the post-2008 monetary experiment because it was the first, but not last, vote that showed how ineffective central banks have been in improving the lives of most voters. In our small-cap investing world, the rise of passive investing, the rise of computer-driven trading, the rise of implementing factor-based investing themes through Exchange-Traded Funds are all important but are simply gravel in front of the monetary steam roller. Perhaps the experiment is over for this cycle.

In reviewing the cumulative decisions that led to the underperformance through last summer, the overarching error made in our office was underestimating the power of global central banks to usurp United States Federal Reserve actions. We believe we analyzed the domestic economic picture of the past two years correctly: substandard economic growth would result in substandard earnings growth and earnings disappointments. Yet we underappreciated the $4 trillion picture frame surrounding global markets. That frame is weakening. Central banks globally are in a tightening cycle which may reverse much of the macro-headwind we and other active managers have faced.

As we stand today, we expect markets may begin to favor growth equities over value equities as the rate of change for economic growth slows and at the same time monetary stimulus likely declines. Valuation and prospective growth expectations for individual equites should matter again. We expect the coming quarters will be far more favorable to our strategy than recent ones.

Many professional investors, market observers, and pundits have decried Quantitative Easing ("QE"), complaining that it distorted the market. It most certainly did. Still, monetary policy is an ever-present market participant. Disown it at your own peril. If monetary tightening continues, expect significant implications for equity markets that favor active managers. Conversely, if economic data disappoints again, further QE could result in further severing of the links between fundamentals and equity prices.

OUTLOOK & PORTFOLIO POSITIONING
Our summary view is that the next few years have the potential to set the stage for a material acceleration in the economy and significant upside for equity markets. Deregulation, more intelligent tax policy, fiscal stimulus and a retreat by central bankers all bode well for economic activity. However, we believe that markets and investors are likely ahead of themselves as change takes time and it is more likely that any benefits from policy changes will develop in 2018 and beyond rather than in 2017. It will not be smooth.

Our biggest underweights remain REITs and Utilities, although recent weakness in several holdings have allowed us to add marginally to the sector, including one new water Utility. The portfolio also remains underweight Consumer companies as rising fuel prices, wage inflation and the continued and relentless attack by online competitors make it a very difficult sector to invest in today. Financials, after increasing to near-benchmark weighting early in 4Q, are slightly underweight after the reduction of several equity positions that increased dramatically after the election.

Our largest overweights remain Technology, where we continue to find underappreciated companies undergoing significant positive changes, and Industrials, where a multi-year industrial slowdown has resulted in a crop of radically improved companies that are well-positioned for the coming years. Health Care also remains a solid overweight and an area that we believe has significant hidden value that developed as capital rotated away from Growth and into Value as determined by benchmark labels versus specific company fundamentals.

With all of the change occurring across the economic and financial spectrum, this is a time of great excitement in the markets reminiscent of previous cycle shifts. The ability to find individual companies that are materially mispriced appears greater today than it has in some time.

Investing involves risks, including loss of principal.

Quantitative Easing: Generally defined as an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

4	1-855-612-3936 | www.cortinafunds.com

Portfolio Information

Cortina Small Cap Value Fund	December 31, 2016 (Unaudited)

Growth of $25,000 Investment (Unaudited)
For the period from September 30, 2011 (Inception) to December 31, 2016.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Value Fund Institutional share class (the "Fund") will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Value Index. It is important to note the Fund is a professionally managed mutual fund, while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. Performance will vary from class to class based on differences in class-specific expenses.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2016

	6 Months	1 Year	3 Years*	5 Years*	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Value Fund - Institutional	21.50%	18.36%	3.22%	14.67%	16.63%	1.51%
Cortina Small Cap Value Fund - Investor	21.37%	18.07%	2.97%	14.38%	16.34%	1.76%
Russell 2000® Value Index	24.19%	31.74%	8.31%	15.07%	17.57%***

*
The Fund's Institutional shares inception date is September 30, 2011, Investor shares inception date is April 30, 2014. The performance shown for Investor shares for periods pre-dating the commencement of operations of that class reflects the performance of the Fund's Institutional shares, the initial share class, calculated using the fees and expenses of Investor shares. If Investor shares of the Fund had been available during periods prior to April 30, 2014, the performance shown may have been different.

**
Cortina Asset Management, LLC (the "Adviser") has contractually agreed to waive management fees and/or reimburse the Fund's operating expenses in order to limit the Fund's total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) to 1.10% and 1.35% of average daily net assets of the Fund's Institutional and Investor Class shares, respectively. The agreement will continue in effect at least through October 31, 2017, subject thereafter to annual re-approval of the agreement by the Fund's Board of Directors.

***	Represents the period from September 30, 2011 (date of original public offering of the Institutional shares) through December 31, 2016.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations****

****	Percentages are based on Net Assets as of December 31, 2016. Holdings are subject to change.

Semi-Annual Report | December 31, 2016	5

Disclosure of Fund Expenses

December 31, 2016 (Unaudited)

As a shareholder of the Fund(s), you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period(a)	Net Expense Ratios(b)
Cortina Small Cap Growth Fund - Institutional
Actual Fund Return	$1,000.00	$1,188.40	$6.07	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Cortina Small Cap Value Fund - Institutional
Actual Fund Return	$1,000.00	$1,215.00	$6.14	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Cortina Small Cap Value Fund - Investor
Actual Fund Return	$1,000.00	$1,213.70	$7.53	1.35%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%

(a)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

(b)	Annualized, based on the Fund's most recent half-year expenses.

6	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS (97.59%)
Consumer Discretionary (9.31%)
Build-A-Bear Workshop, Inc.(a)	18,755	$257,881
Duluth Holdings, Inc., Class B(a)	10,913	277,190
Five Below, Inc.(a)	10,855	433,766
IMAX Corp.(a)	9,743	305,930
iRobot Corp.(a)	2,886	168,687
Malibu Boats, Inc., Class A(a)	11,755	224,285
MarineMax, Inc.(a)	14,520	280,962
Motorcar Parts of America, Inc.(a)	7,969	214,526
Ollie's Bargain Outlet Holdings, Inc.(a)	11,578	329,394
TopBuild Corp.(a)	4,292	152,795
Universal Electronics, Inc.(a)	5,436	350,894
		2,996,310
Consumer Staples (0.70%)
Primo Water Corp.(a)	18,243	224,024
Energy (6.88%)
Abraxas Petroleum Corp.(a)	111,504	286,565
Carrizo Oil & Gas, Inc.(a)	5,750	214,763
Contango Oil & Gas Co.(a)	16,271	151,971
Fairmount Santrol Holdings, Inc.(a)	23,039	271,630
Jones Energy, Inc., Class A(a)	41,336	206,680
Lonestar Resources US, Inc., Class A(a)	33,028	282,059
Matador Resources Co.(a)	9,634	248,172
Ring Energy, Inc.(a)	24,369	316,553
Synergy Resources Corp.(a)	26,521	236,302
		2,214,695
Financials (6.59%)
BofI Holding, Inc.(a)	18,462	527,090
Financial Engines, Inc.	10,194	374,630
Independent Bank Group, Inc.	2,972	185,453
LendingTree, Inc.(a)	4,358	441,683
Pinnacle Financial Partners, Inc.	3,948	273,596
Renasant Corp.	7,489	316,186
		2,118,638
Health Care (25.76%)
AMN Healthcare Services, Inc.(a)	8,176	314,367
AtriCure, Inc.(a)	26,620	520,954
AxoGen, Inc.(a)	39,393	354,537
BioTelemetry, Inc.(a)	24,264	542,300
Bovie Medical Corp.(a)	67,616	242,742
Cross Country Healthcare, Inc.(a)	17,826	278,264
Entellus Medical, Inc.(a)	14,421	273,566
Glaukos Corp.(a)	9,355	320,877
HealthEquity, Inc.(a)	7,533	305,237
HealthStream, Inc.(a)	10,565	264,653
Heska Corp.(a)	5,559	398,024
HMS Holdings Corp.(a)	19,250	349,580
K2M Group Holdings, Inc.(a)	28,484	570,819
Neogen Corp.(a)	4,342	286,572
NeoGenomics, Inc.(a)	51,297	439,615
NxStage Medical, Inc.(a)	22,736	595,911
Oxford Immunotec Global PLC(a)	24,401	364,795
The Spectranetics Corp.(a)	20,319	497,816
STAAR Surgical Co.(a)	22,273	241,662
Tabula Rasa HealthCare, Inc.(a)	18,837	282,178

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	7

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Health Care (continued)
Teladoc, Inc.(a)	16,590	$273,735
Vocera Communications, Inc.(a)	15,068	278,607
Zeltiq Aesthetics, Inc.(a)	6,626	288,364
		8,285,175
Industrials (13.70%)
Air Transport Services Group, Inc.(a)	21,470	342,661
Albany International Corp., Class A	7,702	356,603
Barnes Group, Inc.	6,036	286,227
BMC Stock Holdings, Inc.(a)	20,235	394,582
Covenant Transportation Group, Inc., Class A(a)	13,784	266,583
Dycom Industries, Inc.(a)	3,558	285,672
Heritage Crystal Clean, Inc.(a)	8,092	127,044
Insteel Industries, Inc.	6,609	235,545
Kratos Defense & Security Solutions, Inc.(a)	31,355	232,027
Marten Transport, Ltd.	4,284	99,817
NV5 Global, Inc.(a)	7,340	245,156
Saia, Inc.(a)	5,861	258,763
Spirit Airlines, Inc.(a)	8,038	465,079
Swift Transportation Co.(a)	8,770	213,637
TASER International, Inc.(a)	16,252	393,948
Titan International, Inc.	17,993	201,702
		4,405,046
Information Technology (30.49%)
Amber Road, Inc.(a)	30,181	274,043
Box, Inc., Class A(a)	11,502	159,418
Brightcove, Inc.(a)	44,103	355,029
BroadSoft, Inc.(a)	7,615	314,119
CEVA, Inc.(a)	10,421	349,624
ChannelAdvisor Corp.(a)	29,250	419,737
Cirrus Logic, Inc.(a)	4,961	280,495
Coherent, Inc.(a)	2,450	336,593
CommVault Systems, Inc.(a)	6,748	346,847
Cray, Inc.(a)	16,490	341,343
CUI Global, Inc.(a)	20,373	141,185
EMCORE Corp.	31,754	276,260
Exar Corp.(a)	2,138	23,048
FARO Technologies, Inc.(a)	5,807	209,052
Five9, Inc.(a)	36,677	520,447
FormFactor, Inc.(a)	34,507	386,478
Infinera Corp.(a)	31,449	267,002
Inphi Corp.(a)	6,516	290,744
Limelight Networks, Inc.(a)	123,006	309,975
LogMeIn, Inc.	2,516	242,920
MaxLinear, Inc., Class A(a)	22,004	479,687
Mellanox Technologies, Ltd.(a)	8,783	359,225
Mimecast, Ltd.(a)	17,093	305,965
Nanometrics, Inc.(a)	14,387	360,538
Orbotech, Ltd.(a)	11,726	391,766
Photronics, Inc.(a)	26,592	300,490
Planet Payment, Inc.(a)	87,935	358,775
PROS Holdings, Inc.(a)	5,191	111,710
RingCentral, Inc., Class A(a)	15,749	324,429
ShoreTel, Inc.(a)	42,087	300,922
USA Technologies, Inc.(a)	54,360	233,748
Varonis Systems, Inc.(a)	16,186	433,785
		9,805,399

See Notes to Financial Statements.

8	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Materials (1.95%)
LSB Industries, Inc.(a)	27,987	$235,651
Summit Materials, Inc., Class A(a)	16,440	391,118
		626,769
Telecommunication Services (2.21%)
Boingo Wireless, Inc.(a)	38,622	470,802
ORBCOMM, Inc.(a)	29,117	240,798
		711,600

TOTAL COMMON STOCKS (COST $22,945,716)		31,387,656

TOTAL INVESTMENTS (97.59%) (COST $22,945,716)		31,387,656

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES (2.41%)		775,045

NET ASSETS 100.00%		$32,162,701

(a)	Non Income Producing Security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	9

Schedule of Investments

Cortina Small Cap Value Fund	December 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS (98.48%)
Consumer Discretionary (8.07%)
Caleres, Inc.	19,373	$635,822
ClubCorp Holdings, Inc.	24,642	353,613
Cooper-Standard Holding, Inc.(a)	2,178	225,162
Eldorado Resorts, Inc.(a)	39,535	670,118
Fox Factory Holding Corp.(a)	21,074	584,803
TRI Pointe Group, Inc.(a)	44,001	505,131
Winnebago Industries, Inc.	21,000	664,650
		3,639,299
Consumer Staples (0.71%)
The Andersons, Inc.	7,181	320,991
Energy (6.47%)
Forum Energy Technologies, Inc.(a)	28,548	628,056
Matador Resources Co.(a)	20,895	538,255
Oil States International, Inc.(a)	16,511	643,929
Seventy Seven Energy, Inc.(a)	12,234	550,530
Superior Energy Services, Inc.	33,163	559,791
		2,920,561
Financials (29.86%)
BancorpSouth, Inc.	30,326	941,622
BNC Bancorp	21,783	694,878
Capitol Federal Financial, Inc.	29,805	490,590
ConnectOne Bancorp, Inc.	21,923	568,902
Enterprise Financial Services Corp.	20,950	900,850
Great Western Bancorp, Inc.	20,137	877,772
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	24,840	471,712
Hope Bancorp, Inc.	42,725	935,250
James River Group Holdings, Ltd.	13,322	553,529
MB Financial, Inc.	20,843	984,415
Meridian Bancorp, Inc.	55,398	1,047,022
National General Holdings Corp.	27,437	685,651
ProAssurance Corp.	7,554	424,535
State National Cos., Inc.	32,736	453,721
Waterstone Financial, Inc.	40,142	738,613
Western Alliance Bancorp(a)	18,400	896,264
Wintrust Financial Corp.	12,404	900,158
Yadkin Financial Corp.	26,470	906,862
		13,472,346
Health Care (7.62%)
Allscripts Healthcare Solutions, Inc.(a)	88,948	908,159
Magellan Health, Inc.(a)	12,621	949,730
Owens & Minor, Inc.	14,667	517,598
Pacira Pharmaceuticals, Inc.(a)	17,529	566,187
Prestige Brands Holdings, Inc.(a)	9,509	495,419
		3,437,093
Industrials (18.67%)
Atkore International Group, Inc.(a)	31,451	751,993
AZZ, Inc.	11,907	760,857
Cubic Corp.	10,143	486,357
Forward Air Corp.	12,315	583,485
Generac Holdings, Inc.(a)	15,888	647,277
Genesee & Wyoming, Inc., Class A(a)	10,871	754,556
Harsco Corp.	60,060	816,816
Kennametal, Inc.	13,945	435,921

See Notes to Financial Statements.

10	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Value Fund	December 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Industrials (continued)
Kforce, Inc.	20,793	$480,318
Knoll, Inc.	25,543	713,416
Rush Enterprises, Inc., Class A(a)	8,531	272,139
SPX Corp.(a)	23,922	567,430
SPX FLOW, Inc.(a)	13,741	440,537
Wabash National Corp.(a)	45,005	711,979
		8,423,081
Information Technology (14.93%)
3D Systems Corp.(a)	11,527	153,194
Ambarella, Inc.(a)	14,620	791,381
Barracuda Networks, Inc.(a)	14,369	307,928
Dolby Laboratories, Inc., Class A	13,418	606,359
FARO Technologies, Inc.(a)	17,815	641,340
NetScout Systems, Inc.(a)	20,928	659,232
OSI Systems, Inc.(a)	7,270	553,392
Stratasys, Ltd.(a)	28,788	476,154
Teradata Corp.(a)	29,356	797,602
Tower Semiconductor, Ltd.(a)	60,777	1,156,586
Travelport Worldwide, Ltd.	42,027	592,581
		6,735,749
Materials (3.67%)
Commercial Metals Co.	20,324	442,657
Graphic Packaging Holdings Co.	54,734	683,080
Owens-Illinois, Inc.(a)	30,434	529,856
		1,655,593
Real Estate (3.59%)
Communications Sales & Leasing, Inc., REIT	27,173	690,466
Four Corners Property Trust, Inc., REIT	22,624	464,244
Gramercy Property Trust, Inc., REIT	50,542	463,976
		1,618,686
Utilities (4.89%)
Chesapeake Utilities Corp.	10,060	673,517
Middlesex Water Co.	14,563	625,335
Ormat Technologies, Inc.	16,925	907,519
		2,206,371

TOTAL COMMON STOCKS (COST $35,207,487)		44,429,770

TOTAL INVESTMENTS (98.48%) (COST $35,207,487)		44,429,770

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES (1.52%)		684,576

NET ASSETS 100.00%		$45,114,346

(a)	Non Income Producing Security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	11

Statements of Assets and Liabilities

December 31, 2016 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund
ASSETS:
Investments, at value (Cost - see below)	$31,387,656	$44,429,770
Cash	910,196	240,195
Receivable for investments sold	110,989	944,810
Receivable for fund shares subscribed	9,521	15,000
Dividends and interest receivable	12,398	89,140
Prepaid expenses and other assets	19,673	26,717
Total Assets	32,450,433	45,745,632

LIABILITIES:
Payable for investments purchased	211,635	516,686
Payable for fund shares redeemed	9,465	20,000
Payable for director fees	5,081	5,081
Payable for advisory fees	20,233	24,212
Payable for fund accounting and administration fees	18,295	22,847
Payable for distribution and service fees	–	257
Payable for audit and legal fees	11,533	14,902
Other accrued liabilities and expenses	11,490	27,301
Total Liabilities	287,732	631,286
Net Assets	$32,162,701	$45,114,346

NET ASSETS CONSISTS OF:
Paid-in capital	$25,058,556	$39,016,315
Accumulated undistributed net investment income/(loss)	(335,487)	31,088
Accumulated net realized loss on investments	(1,002,308)	(3,155,340)
Net unrealized appreciation on investments	8,441,940	9,222,283
Net Assets	$32,162,701	$45,114,346

Cost of Investments	$22,945,716	$35,207,487

PRICING OF SHARES:
Institutional
Net Assets	$32,162,701	$44,464,599
Shares Outstanding ($0.01 par value, unlimited number of shares authorized)	1,895,002	2,262,840
Net Asset Value, offering and redemption price per share	$16.97	$19.65
Investor
Net Assets	$–	$649,747
Shares Outstanding ($0.01 par value, unlimited number of shares authorized)	–	33,234
Net Asset Value, offering and redemption price per share	$–	$19.55

See Notes to Financial Statements.

12	1-855-612-3936 | www.cortinafunds.com

Statements of Operations

For the Six Months Ended December 31, 2016 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $0 and $0, respectively)	$27,166	$352,421
Total Investment Income	27,166	352,421

EXPENSES:
Advisory fees (Note 3)	176,589	251,148
Fund accounting and administration fees and expenses	49,522	65,754
Transfer agent fees	15,070	27,202
Distribution and service fees
Investor	–	726
Legal fees	8,802	14,949
Printing fees	925	5,686
Registration fees	13,344	20,512
Audit and tax fees	7,562	7,814
Custodian fees	2,854	4,452
Director fees and expenses	10,081	10,081
Other	6,387	9,197
Total Expenses Before Waivers	291,136	417,521
Less fees waived by Adviser (Note 3)	(96,969)	(141,134)
Total Net Expenses	194,167	276,387
Net Investment Income/(Loss)	(167,001)	76,034

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	3,487,403	6,450,446
Net change in unrealized appreciation on investments	2,876,266	3,666,728
Net Realized and Unrealized Gain on Investments	6,363,669	10,117,174
Net Increase in Net Assets Resulting from Operations	$6,196,668	$10,193,208

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	13

Statements of Changes in Net Assets

	Cortina Small Cap Growth Fund		Cortina Small Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
OPERATIONS:
Net investment income/(loss)	$(167,001)	$(365,663)	$76,034	$48,572
Net realized gain/(loss) on investments	3,487,403	(1,159,675)	6,450,446	(9,000,915)
Net change in unrealized appreciation/(depreciation) on investments	2,876,266	(2,194,983)	3,666,728	850,455
Net increase/(decrease) in net assets resulting from operations	6,196,668	(3,720,321)	10,193,208	(8,101,888)

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional
From net investment income	–	–	(76,127)	–
Investor
From net investment income	–	–	(79)	–
Total distributions	–	–	(76,206)	–

CAPITAL SHARE TRANSACTIONS:
Institutional
Proceeds from sale of shares	908,341	2,334,148	5,384,831	45,242,703
Shares issued in reinvestment of distributions	–	–	58,066	–
Cost of shares redeemed	(9,763,373)	(10,077,701)	(35,535,749)	(23,874,783)
Redemption fees	–	–	821	561
Total	(8,855,032)	(7,743,553)	(30,092,031)	21,368,481
Investor
Proceeds from sale of shares	–	–	44,839	274,972
Shares issued in reinvestment of distributions	–	–	76	–
Cost of shares redeemed	–	–	(30,840)	(80,147)
Total	–	–	14,075	194,825
Net increase/(decrease) from capital shares transactions	(8,855,032)	(7,743,553)	(30,077,956)	21,563,306

Net increase/(decrease) in net assets	(2,658,364)	(11,463,874)	(19,960,954)	13,461,418

NET ASSETS:
Beginning of period	34,821,065	46,284,939	65,075,300	51,613,882
End of period	$32,162,701	$34,821,065	$45,114,346	$65,075,300
Including accumulated net investment income/(loss) of:	$(335,487)	$(168,486)	$31,088	$31,260

OTHER INFORMATION:
Share Transactions:
Institutional
Beginning shares	2,439,069	3,003,898	3,985,455	2,768,059
Shares sold	57,696	170,048	298,561	2,708,555
Shares issued in reinvestment of dividends	–	–	2,936	–
Less shares redeemed	(601,763)	(734,877)	(2,024,112)	(1,491,159)
Ending shares	1,895,002	2,439,069	2,262,840	3,985,455
Investor
Beginning shares	–	–	32,503	19,513
Shares sold	–	–	2,440	18,003
Shares issued in reinvestment of dividends	–	–	4	–
Less shares redeemed	–	–	(1,713)	(5,013)
Ending shares	–	–	33,234	32,503

See Notes to Financial Statements.

14	1-855-612-3936 | www.cortinafunds.com

Financial Highlights

Cortina Small Cap Growth Fund	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016	Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$14.28		$15.41	$16.35		$14.46	$11.87	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)		(0.13)	(0.14)		(0.17)	(0.13)	(0.09)
Net realized and unrealized gain/(loss) on investments	2.76		(1.00)	(0.02	)(b)	2.19	2.81	2.22
Total from Investment Operations	2.69		(1.13)	(0.16)		2.02	2.68	2.13

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	–		–	(0.78)		(0.13)	(0.09)	(0.26)
Total Dividends and Distributions to Shareholders	–		–	(0.78)		(0.13)	(0.09)	(0.26)

Paid-in Capital from Redemption Fees	–		–	0.00	(c)	0.00 (c)	–	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.69		(1.13)	(0.94)		1.89	2.59	1.87

NET ASSET VALUE, END OF PERIOD	$16.97		$14.28	$15.41		$16.35	$14.46	$11.87

TOTAL RETURN	18.84	%(d)	(7.33%)	(0.71%)		13.99%	22.79%	21.40	%(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$32,163		$34,821	$46,285		$31,657	$18,245	$1,410

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.65	%(e)	1.54%	1.57%		1.86%	3.85%	21.70	%(e)
Operating expenses including waiver/reimbursement	1.10	%(e)	1.10%	1.10%		1.10%	1.10%	1.10	%(e)
Net investment loss including waiver/reimbursement	(0.95	)%(e)	(0.97)%	(0.94)%		(1.02)%	(1.00)%	(0.99	)%(e)

PORTFOLIO TURNOVER RATE	49	%(d)	93%	95%		81%	73%	144	%(d)

(a)	Calculated using average shares throughout the period.
(b)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to the share transactions for the period.

(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	15

Financial Highlights

Cortina Small Cap Value Fund – Institutional	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$16.20		$18.52	$18.67	$15.62	$12.54	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.03		0.01	(0.02)	(0.01)	0.01	(0.03)
Net realized and unrealized gain/(loss) on investments	3.45		(2.33)	0.24	3.30	3.68	3.14
Total from Investment Operations	3.48		(2.32)	0.22	3.29	3.69	3.11

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.03)		–	–	(0.01)	(0.07)	–
From net realized gains on investments	–		–	(0.37)	(0.23)	(0.54)	(0.57)
Total Dividends and Distributions to Shareholders	(0.03)		–	(0.37)	(0.24)	(0.61)	(0.57)

Paid-in Capital from Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	–	–	0.00	(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.45		(2.32)	(0.15)	3.05	3.08	2.54

NET ASSET VALUE, END OF PERIOD	$19.65		$16.20	$18.52	$18.67	$15.62	$12.54

TOTAL RETURN	21.50	%(c)	(12.53%)	1.21%	21.14%	30.41%	31.99	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$44,465		$64,552	$51,254	$34,842	$4,344	$1,942

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.66	%(d)	1.50%	1.63%	1.92%	5.55%	22.37	%(d)
Operating expenses including waiver/reimbursement	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Net investment income/(loss) including waiver/reimbursement	0.30	%(d)	0.08%	(0.13)%	(0.09)%	0.10%	(0.32	)%(d)

PORTFOLIO TURNOVER RATE	51	%(c)	109%	102%	78%	81%	146	%(c)

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

16	1-855-612-3936 | www.cortinafunds.com

Financial Highlights

Cortina Small Cap Value Fund – Investor	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016	Year Ended June 30, 2015	For the Period April 30, 2014 (Inception) to June 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$16.11		$18.47	$18.67	$18.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.02		(0.02)	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	3.42		(2.34)	0.23	0.53
Total from Investment Operations	3.44		(2.36)	0.17	0.52

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.00	)(b)	–	–	–
From net realized gains on investments	–		–	(0.37)	–
Total Dividends and Distributions to Shareholders	(0.00	)(b)	–	(0.37)	–

Paid-in Capital from Redemption Fees	–		–	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.44		(2.36)	(0.20)	0.52

NET ASSET VALUE, END OF PERIOD	$19.55		$16.11	$18.47	$18.67

TOTAL RETURN	21.37	%(c)	(12.78%)	0.94%	2.87	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$650		$524	$360	$103

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	1.94	%(d)	1.75%	1.86%	2.14	%(d)
Operating expenses including waiver/reimbursement	1.35	%(d)	1.35%	1.35%	1.35	%(d)
Net investment income/(loss) including waiver/reimbursement	0.20	%(d)	(0.13)%	(0.35)%	(0.20	)%(d)

PORTFOLIO TURNOVER RATE	51	%(c)	109%	102%	78	%(c)(e)

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated at the Fund level and represents the year ended June 30, 2014.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2016	17

Notes to Financial Statements

December 31, 2016 (Unaudited)

1. ORGANIZATION

Cortina Funds, Inc. (the "Corporation") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation was organized on April 27, 2004 as a Wisconsin corporation. The Corporation currently offers shares of common stock ("shares") of the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund (each a "Fund" and collectively, the "Funds").

The Cortina Small Cap Growth Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011, is a diversified portfolio with an investment objective to seek growth of capital. The Cortina Small Cap Value Fund, which commenced operations with the sale of Institutional Class Shares on September 30, 2011 and the sale of Investor Class Shares on April 30, 2014, is a diversified portfolio with an investment objective to seek long-term capital appreciation.

Shares of each Fund are designated as Institutional Shares or Investor Shares with an indefinite number of shares authorized at $0.01 par value. The Articles of Incorporation, as amended and restated, permit the Corporation's Board of Directors (the "Board") to create additional funds and share classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The Funds are considered investment companies for financial reporting purposes under GAAP.

Use of Estimates — The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Investment securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Funds' Board. Securities with maturities of sixty (60) days or less are valued at amortized cost as Level 1 or 2 within the hierarchy. Money market funds, representing short-term investments, are valued at their daily net asset value.

Investment Transactions — Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income — Interest income is accrued and recorded on a daily basis including amortization of premiums, accretions of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

18	1-855-612-3936 | www.cortinafunds.com

Notes to Financial Statements

December 31, 2016 (Unaudited)

Various inputs are used in determining the value of each Fund's investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 —
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 —
Significant unobservable prices or inputs (including a Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds' investments as of December 31, 2016:

Cortina Small Cap Growth Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$31,387,656	$–	$–	$31,387,656
Total	$31,387,656	$–	$–	$31,387,656

Cortina Small Cap Value Fund

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$44,429,770	$–	$–	$44,429,770
Total	$44,429,770	$–	$–	$44,429,770

*	See Schedule of Investments for sector classification.

For the six months ended December 31, 2016, there have been no significant changes to the Funds' fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the six months ended December 31, 2016. It is the Funds' policy to recognize transfers at the end of the reporting period.

For the six months ended December 31, 2016, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Affiliated Companies — An affiliated company is a company that can have direct or indirect common ownership. The Funds did not hold any investments in affiliated companies as of and during the six months ended December 31, 2016.

Expenses — The Funds bear expenses incurred specifically on each Fund's respective behalf as well as a portion of general Corporation expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Semi-Annual Report | December 31, 2016	19

Notes to Financial Statements

December 31, 2016 (Unaudited)

Expenses that are specific to a class of shares of the Funds are charged directly to the share class. The Funds' realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Fees on Redemptions — The Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds' shares. No redemption fee will be imposed on redemptions initiated by the Funds.

Federal Income Taxes — As of and during the six months ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Funds intend to distribute to shareholders all taxable investment income and realized gains, and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

3. ADVISORY FEES, FUND ACCOUNTING, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Investment Advisor
Cortina Asset Management, LLC, is the Funds' investment adviser (the "Adviser"). The Adviser is subject to the general supervision of the Board and is responsible for the overall management of the Funds' business affairs. The Adviser invests the assets of the Funds based on the Funds' investment objectives and policies. The Adviser is entitled to an investment advisory fee, computed daily and payable monthly, of 1.00% of the average daily net assets for each Fund.

The Adviser has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds' shares will not exceed 1.10% and 1.35% of average daily net assets of each Fund's Institutional and Investor Class shares, respectively, through October 31, 2017. The Adviser may request a reimbursement from the Funds to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Funds' total annual fund operating expenses including offering costs, plus any requested reimbursement amount, are less than the above limit at the time of the request. Any such reimbursement is subject to review by the Board.

As of December 31, 2016, reimbursements (including offering costs) that may potentially be made by the Fund to the Adviser total $582,615 for the Cortina Small Cap Growth Fund and $667,050 for the Cortina Small Cap Value Fund and expire as follows:

Cortina Small Cap Growth Fund
June 30, 2017	$217,565
June 30, 2018	198,408
June 30, 2019	166,642
582,615
Cortina Small Cap Value Fund
June 30, 2017	$194,315
June 30, 2018	222,111
June 30, 2019	250,624
667,050

Fund Accounting Fees and Expenses
ALPS Fund Services, Inc. ("ALPS" or the "Administrator") provides administrative, fund accounting and other services to the Funds for a monthly administration fee based on the Funds' average daily net assets.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the "Transfer Agent").

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Notes to Financial Statements

December 31, 2016 (Unaudited)

Compliance Services
ALPS provides services that assist the Corporation's Chief Compliance Officer in monitoring and testing the policies and procedures of the Corporation in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement.

Distributor
The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc ("the Distributor") to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Distribution Plan
The Small Cap Value Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. The Distribution Plan provides that the Small Cap Value Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Small Cap Value Fund's shares. Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Investor Shares of the Small Cap Value Fund and for services provided to shareholders.

The Small Cap Value Fund charges 12b-1 fees for Investor Shares. Pursuant to the Distribution Plan, the Small Cap Value Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Small Cap Value Fund's Investor Shares. The expenses of the Distribution Plan are reflected in the Statements of Operations.

Certain Directors and Officers of the Funds are also officers of the Adviser.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six months ended December 31, 2016.

Fund Name	Purchases	Sales
Cortina Small Cap Growth Fund	$16,387,078	$24,774,125
Cortina Small Cap Value Fund	24,890,261	53,030,899

There were no purchases or sales of long-term U.S. Government Obligations for either Fund during the six months ended December 31, 2016.

5. TAX BASIS INFORMATION

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.

As of December 31, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments for Income Tax Purposes	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
Cortina Small Cap Growth Fund	$23,483,487	$8,251,616	$(347,447)	$7,904,169
Cortina Small Cap Value Fund	35,690,638	9,296,680	(557,548)	8,739,132

The difference between book basis and tax basis net unrealized appreciation is attributable to the deferral of losses from wash sales.

6. COMMITMENTS AND CONTINGENCIES

Under the Corporation's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Corporation entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

Semi-Annual Report | December 31, 2016	21

Additional Information

December 31, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-612-3936, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent fiscal year end June 30, 2016 is available without charge upon request by calling toll-free 1-855-612-3936, or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Corporation files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-855-612-3936. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Material must be accompanied or preceded by the prospectus.

The Cortina Funds are distributed by ALPS Distributors, Inc.

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.  Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

Not applicable.
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Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)
A certification of the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cortina Funds, Inc.

By:	/s/ Ryan T. Davies
Ryan T. Davies, President
(Principal Executive Officer)

Date:	March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric Conner
Eric Conner, Treasurer and Principal Accounting Officer
(Principal Financial Officer)

Date:	March 7, 2017

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